UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 24, 2011

TERADYNE, INC.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-06462	04-2272148
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Riverpark Drive, North Reading, MA		01864
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (978) 370-2700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

Teradyne, Inc. (the “Company”) held its 2011 Annual Meeting of Stockholders on May 24, 2011 (the “Annual Meeting”). At the Annual Meeting, the stockholders voted on the following proposals:

1. To elect the eight nominees named in the Company’s proxy statement filed with the Commission on April 14, 2011 to the Board of Directors to serve as directors for a one-year term. Each nominee for director was elected by a vote of the stockholders as follows:

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
James W. Bagley	144,298,338	2,102,602	402,948	18,864,756
Michael A. Bradley	144,548,134	1,866,133	389,621	18,864,756
Albert Carnesale	143,337,125	3,063,621	403,142	18,864,756
Daniel W. Christman	144,548,853	1,849,036	405,999	18,864,756
Edwin J. Gillis	144,962,467	1,439,097	402,324	18,864,756
Timothy E. Guertin	144,575,637	1,826,283	401,968	18,864,756
Paul J. Tufano	145,806,437	591,821	405,630	18,864,756
Roy A. Vallee	141,948,400	4,450,530	404,958	18,864,756

2. To conduct an advisory vote on the compensation of the Company’s named executive officers. The compensation of the Company’s named executive officers was approved on an advisory basis by a vote of stockholders as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
142,735,966	3,595,349	472,573	18,864,756

3. To conduct an advisory vote on the frequency of the stockholder advisory vote on the compensation of the Company’s named executive officers. The option of holding the advisory vote on the compensation of the Company’s named executive officers every year was approved on an advisory basis by a vote of the stockholders as follows:

One Year	Two Years	Three Years	Votes Abstained	Broker Non-Votes
106,826,536	235,661	39,321,479	420,212	18,864,756

Consistent with the stated preference of a majority of the Company’s stockholders, the Board of Directors determined that it will hold an annual advisory vote on the compensation of the Company’s named executive officers until the next required vote on the frequency of stockholder votes on compensation of named executive officers, which will occur no later than the Company’s annual meeting of stockholders in 2017.

4. To approve the material terms of the performance goals of the 2006 Equity and Cash Compensation Incentive Plan. The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
138,785,580	7,579,666	438,642	18,864,756

5. To ratify the selection of the firm of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011. The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Votes Abstained
162,776,777	2,727,802	164,065

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TERADYNE, INC.

Dated: May 24, 2011	By:	/s/ Gregory R. Beecher
	Name:	Gregory R. Beecher
	Title:	V.P., Chief Financial Officer and Treasurer